Filed pursuant to Rule 497(a)

Registration File No. 333-261782

Rule 482 ad

Trinity Capital Inc. Announces Offering of $50.0 Million of Shares of Common Stock

PHOENIX, August 15, 2022 – Trinity Capital Inc. (“Trinity”) (NASDAQ: TRIN, TRINL), an internally managed business development company, today announced that it has commenced an underwritten public offering of $50.0 million of shares of its common stock. In connection with the proposed offering, Trinity intends to grant the underwriters a 30-day option to purchase additional shares of its common stock. All of the shares of common stock to be sold in the offering are to be sold by Trinity. The offering is subject to general market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the size or terms of the offering.

Trinity intends to use the net proceeds from this offering to pay down a portion of its existing indebtedness outstanding under its KeyBank Credit Facility, to make investments in accordance with its investment objective and investment strategy, and for general corporate purposes.

Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley, UBS Investment Bank and Wells Fargo Securities are acting as joint-lead book-running managers for the offering. Goldman Sachs & Co. LLC is acting as a joint book-running manager in the offering.

The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the Securities and Exchange Commission (SEC).

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Trinity before investing. The preliminary prospectus, dated August 15, 2022, and accompanying prospectus, dated January 27, 2022, each of which has been filed with the SEC, contain a description of these matters and other important information about Trinity and should be read carefully before investing.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Keefe, Bruyette & Woods, Inc., Attn: Equity Capital Markets, 787 7th Avenue, 4th Floor, New York, NY 10019, telephone: 1-800-966-1559, or by emailing USCapitalMarkets@kbw.com; Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, New York, NY 10014; UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, telephone: (888) 827-7275 or by emailing ol-prospectusrequest@ubs.com; Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 30 Hudson Yards, New York, NY, 10001, telephone: (800) 326-5897 or by emailing cmclientsupport@wellsfargo.com; and Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, or by emailing Prospectus-ny@ny.email.gs.com.

About Trinity Capital Inc.

Trinity (NASDAQ: TRIN, TRINL), an internally managed specialty lending company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, is a leading provider of debt, including loans and equipment financing, to growth stage companies, including venture-backed companies and companies with institutional equity investors. Trinity’s investment objective is to generate current income and, to a lesser extent, capital appreciation through investments consisting primarily of term loans and equipment financings and, to a lesser extent, working capital loans, equity and equity-related investments. Trinity believes it is one of only a select group of specialty lenders that has the depth of knowledge, experience, and track record in lending to growth stage companies.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including the impact of the COVID-19 pandemic on the economy, financial markets, our business, our portfolio companies and our industry. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC. Trinity undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact

Vibhor Garg
Director, Marketing
Trinity Capital Inc.
ir@trincapinvestment.com